SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549


                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


October 31, 1996
                Date of report (Date of earliest event reported)

                                 MASCOTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-12068         38-2513957
(State or Other Jurisdiction           (Commission        (IRS Employer
      of Incorporation) File Number)   Identification No.)


21001 Van Born Road, Taylor, Michigan  48180
(Address of Principal Executive Offices)                          (Zip Code)

(313) 274-7405
               Registrant's telephone number, including area code

      ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      On October 31, 1996, the Registrant purchased 17 million shares of its common stock and warrants to purchase 10 million shares of its common stock from Masco Corporation ("Masco") for $266,375,000. The Registrant paid $115 million at closing from borrowings under its existing credit agreement, with the balance of the consideration due within one year. Subject to obtaining any necessary approvals, the Registrant may pay a portion of the outstanding balance by transferring any publicly-traded securities of Emco Limited currently held by the Registrant.

      As part of this transaction, the Registrant also purchased one million shares of its common stock from Richard A. Manoogian (at the then current market price) for $13,625,000, of which $6 million was paid in cash at closing from borrowings under the Registrant's existing credit agreement, with the balance of the consideration due within one year. Mr. Manoogian is the Chairman and Chief Executive Officer of both the Registrant and Masco. As a result of the purchase of Mr. Manoogian's shares, his ownership interest in the Registrant's common stock continues at approximately 7 percent after giving effect to the purchase of shares from Masco.

      The shares purchased from Masco and Mr. Manoogian, as well as the warrants purchased from Masco, have been retired.

      The purchase price for the common stock and warrants paid by the Regis-trant was determined through arms-length negotiations by the Registrant's oversight committee, consisting of independent directors with assistance from outside investment bankers. As a result of the purchases, Masco's ownership of the Registrant's outstanding common stock was reduced from approximately 45 percent to approximately 21 percent, and would be approximately 16 percent if pro forma effect were given to the mandatory conversion of the Registrant's outstanding convertible preferred stock on July 1, 1997.

      As part of this transaction, Masco agreed to grant the Registrant a right of first refusal, which expires September 30, 2000, to purchase the remaining shares of the Registrant's common stock held by Masco (approximately 7.8 million shares). In addition, the Registrant and Masco modified the existing corporate services, corporate opportunities and financing commitment agreements, princi-pally to extend the terms thereof. Copies of the amendments to the agreements are attached hereto as exhibits.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (b) Pro Forma Financial Information. The following pro forma financial information is filed herewith:

            (i) MascoTech, Inc. Pro Forma Consolidated Condensed Income Statement for year ended December 31, 1995 (Unaudited)

            (ii) MascoTech, Inc. Pro Forma Consolidated Condensed Income Statement for the six months ended June 30, 1996 (Unaudited)

          (iii) MascoTech, Inc. Pro Forma Consolidated Condensed Balance Sheet as of June 30, 1996 (Unaudited)

                                 MascoTech, Inc.

         Unaudited Pro Forma Consolidated Condensed Financial Statements


      The following unaudited pro forma consolidated condensed balance sheet and income statements give effect to the following transactions which have occurred or which are assumed to have occurred:

      - the assumed disposition for cash, except for known non-cash transac-tions, of the net assets of businesses held for disposition at June 30, 1996 with the cash proceeds utilized to retire debt.

      - the assumed disposition of MascoTech Stamping Technologies, Inc. for cash, common stock and warrants with the cash (including cash realized from the subsequent sale of a portion of the common stock) proceeds utilized to retire debt.

      - the assumed purchase and retirement of: 17 million shares of Company Common Stock and the warrant to purchase 10 million shares of Company Common Stock from Masco Corporation; and one million shares of Company Common Stock from Richard A. Manoogian, Chairman of the Board of both Masco Corporation and MascoTech, Inc.

      The pro forma consolidated condensed financial statements reflect these transactions as if they had been completed with all proceeds (including related tax benefits) received at the beginning of the period presented for the consoli-dated condensed income statements and as of June 30, 1996 for the consolidated condensed balance sheet.

      The pro forma data does not purport to be indicative of the results which would actually have been reported if the transactions had occurred on such dates or which may be reported in the future. The pro forma data should be read in conjunction with the historical financial statements of the Company and the related notes to such financial statements.

      Primary earnings per common share for the twelve months ended December 31, 1995 is based on 57.1 million weighted average shares of common stock and common stock equivalents outstanding. The Company's Dividend Enhanced Convertible Stock (DECS) was not included as it would be anti-dilutive. Fully diluted earnings per share is only presented when the assumed conversion of convertible securities is dilutive. Convertible securities did not have a dilutive effect on earnings per common share in 1995.

      Pro forma primary earnings per common share for the twelve months ended December 31, 1995 is based on 49.9 million shares outstanding including approxi-mately .9 million of common stock equivalents and 10.8 million common shares from the assumed conversion of the DECS. Fully diluted earnings per common share after adjustments is based on 59.9 million shares outstanding including the assumed conversion of convertible securities into 10.0 million common shares.

      Primary earnings per common share for the six months ended June 30, 1996 is calculated based on 56.6 million weighted average common and common equiva-lent shares outstanding. The DECS were not included as they would be anti-dilutive. Fully diluted earnings per common share is only presented when the assumed conversion of convertible securities is dilutive.

      Pro forma primary earnings per common share for the six months ended June 30, 1996 is based on 49.0 million shares outstanding including approximately .8 million of common stock equivalents and 10.8 million common shares from the assumed conversion of the DECS. Fully diluted earnings per common share after adjustments is based on 59.1 million shares outstanding including the assumed conversion of convertible securities into 10.0 million common shares.

                                                      MascoTech, Inc.
                                     Proforma Consolidated Condensed Income Statement
                                           for the year ended December 31, 1995
                                                        (unaudited)
                                    (amounts are in thousands except per share amounts)

                                                                     Assumed
                                    Company         Assumed       Disposition of        Assumed
                                   Historical     Disposition   MascoTech Stamping   Stock/Warrant        Pro Forma     Pro Forma
                                    12/31/95     of Operations  Technologies, Inc.      Purchase        Adjustments    Adjusted
                                                      (A)               (B)               (C)                (D)
Net sales                         $ 1,678,210    $ 468,280           $ 193,790                                         $1,016,140
Cost of sales                      (1,397,880)    (422,690)           (175,070)                                          (800,120)
Selling, general and
  administrative expenses            (176,810)     (57,020)            (11,650)                                          (108,140)
Gains on disposition of
  businesses, net                       5,290        5,290                                                                  ---
 Operating profit (loss)              108,810       (6,140)              7,070                                            107,880

Other income (expense), net:
 Interest expense                     (49,900)         (10)               ---         $ (19,010)         $  26,140       (42,760)
 Equity and interest income from
   affiliates                          31,420         (280)               ---                                             31,700
 Gain from change in investment
   of an equity affiliate               5,100           ---              ---                                              5,100
 Other, net                             4,850          (880)              (280)                                 350       6,360

Other income (expense), net            (8,530)       (1,170)              (280)          (19,010)            26,490         400

Income (loss) before income
  taxes (credit)                      100,280        (7,310)             6,790           (19,010)            26,490     108,280
Income taxes (credit)                  41,090        (2,190)             2,640            (7,600)            10,600      43,640

Net income (loss)                 $    59,190        $  (5,120)       $   4,150         $ (11,410)         $  15,890  $   64,640

Preferred stock dividends         $    12,960                                                                         $   12,960

Earnings attributable to
  common stock                    $    46,230                                                                         $   51,680

Per common share data:
 Primary                               $  .81                                                                            $  1.30

 Fully diluted                         $  .81                                                                            $  1.24

Primary shares outstanding             57,050                                                                             49,850

Fully diluted shares outstanding       57,070

                                                                                                                          59,850

                                 MascoTech, Inc.
         Footnotes to Pro Forma Consolidated Condensed Income Statement
                      for the year ended December 31, 1995


(A)   To reflect the following:

      - elimination of the sales and directly allocable expenses related to the Company's businesses held for disposition;

      - the related tax credit at appropriate U.S. Statutory tax rate including state tax provision, net of federal tax benefit.

(B)   To reflect the following:

      - elimination of the sales and directly allocable expenses related to MascoTech Stamping Technologies, Inc.;

      - the related tax provision at appropriate U.S. statutory tax rate including state tax provision, net of federal tax benefit.

(C)   To reflect the following:

      - interest expense from the assumed notes due Masco Corporation - $151.4 million; Mr. Manoogian - $7.6 million; and borrowings under the Company's Revolving Credit Agreement - $121.0 million; to purchase 17 million shares of Company Common Stock and the warrant to purchase 10 million shares of Company Common Stock from Masco Corporation and one million shares of Company Common Stock from Mr. Manoogian, all of which were retired;

      - the related tax credit at appropriate U.S. statutory tax rate including state tax provision, net of federal tax benefit.

(D)   To reflect the following:

      - interest savings from the use of assumed proceeds, excluding common equity and notes received, of $357 million from the sale of the businesses described in (A) and (B) above (including related cash tax benefits ($74 million) on the loss) to retire outstanding bank debt;

      - the related net tax provision of the pro forma adjustments at appropriate U.S. statutory rates including state tax provision, net of federal tax benefit.


                                                       MascoTech, Inc.
                                      Proforma Consolidated Condensed Income Statement
                                           for the six months ended June 30, 1996
                                                         (unaudited)
                                     (amounts are in thousands except per share amounts)
                                                                     Assumed
                                    Company         Assumed       Disposition of          Assumed
                                   Historical     Disposition   MascoTech Stamping     Stock/Warrant       Pro Forma     Pro Forma
                                    06/30/96     of Operations  Technologies, Inc.        Purchase        Adjustments     Adjusted
                                                      (A)               (B)                 (C)               (D)
Net sales                         $   718,980        $  67,380        $  95,050                                         $  556,550
Cost of sales                        (599,610)         (66,640)         (91,390)                                          (441,580)
Selling, general and
  administrative expenses             (71,360)          (9,410)          (4,110)                                           (57,840)
Charge on disposition of
  businesses, net                     (31,520)          (1,550)         (29,970)                                             ---
 Operating profit (loss)               16,490          (10,220)         (30,420)                                            57,130

Other income (expense), net:
 Interest expense                     (14,760)                                           $  (9,280)        $   5,690       (18,350)
 Equity and interest income
  from affiliates                      18,340                                                                               18,340
 Other, net                            (2,600)             220              350                                  180        (2,990)

Other income (expense), net               980              220              350             (9,280)            5,870        (3,000)

Income (loss) before income taxes
  (credit)                             17,470          (10,000)         (30,070)            (9,280)            5,870        54,130
Income taxes (credit)                  13,390           (3,490)          (5,510)            (3,710)            2,350        21,030

Income (loss)                     $     4,080        $  (6,510)       $ (24,560)         $  (5,570)        $   3,520    $   33,100

Preferred stock dividends         $     6,480                                                                           $    6,480

Income (loss) attributable to
  common stock                    $    (2,400)                                                                          $   26,620

Per common share data:
 Primary                               $ (.04)                                                                             $   .68

 Fully diluted                         $ (.04)                                                                             $   .64

Primary shares outstanding             56,570                                                                               48,970

Fully diluted shares outstanding       56,990                                                                               59,060


                                 MascoTech, Inc.
         Footnotes to Pro Forma Consolidated Condensed Income Statement
                     for the six months ended June 30, 1996


(A)   To reflect the following:

      - elimination of the sales and directly allocable expenses related to the Company's businesses held for disposition;

      - the related tax credit at appropriate U.S. Statutory tax rate including state tax provision, net of federal tax benefit.

(B)   To reflect the following:

      - elimination of the sales and directly allocable expenses related to MascoTech Stamping Technologies, Inc.;

      - the related tax provision at appropriate U.S. statutory tax rate including state tax provision, net of federal tax benefit.

(C)   To reflect the following:

      - interest expense from the assumed notes due Masco Corporation - $151.4 million; Mr. Manoogian - $7.6 million; and borrowings under the Company's Revolving Credit Agreement - $121.0 million; to purchase 17 million shares of Company Common Stock and the warrant to purchase 10 million shares of Company Common Stock from Masco Corporation and one million shares of Company Common Stock from Mr. Manoogian, all of which were retired;

      - the related tax credit at appropriate U.S. statutory tax rate including state tax provision, net of federal tax benefit.


(D)   To reflect the following:

      - interest savings from the use of assumed proceeds, excluding common equity and notes received, of $111 million from the sale of the businesses described in (A) and (B) above (including related cash tax benefits ($53 million) on the loss) to retire outstanding bank debt;

      - the related net tax provision of the pro forma adjustments at appropriate U.S. statutory rates including state tax provision, net of federal tax benefit.


                                                      MascoTech, Inc.
                                      Pro Forma Consolidated Condensed Balance Sheet
                                                    as of June 30, 1996
                                                        (unaudited)
                                                (amounts are in thousands)
                                                                     Assumed
                                    Company         Assumed       Disposition of          Assumed
                                   Historical     Disposition   MascoTech Stamping     Stock/Warrant       Pro Forma     Pro Forma
                                    06/30/96     of Operations  Technologies, Inc.        Purchase        Adjustments     Adjusted
                                                      (A)               (B)                 (C)
ASSETS
Current assets:
  Cash and cash investments       $   17,450                       $    (230)                                           $   17,220
  Receivables                        191,900                          (6,420)                                              185,480
  Inventories                         81,280                          (5,210)                                               76,070
  Deferred and refundable
   income taxes                       11,050                           ---                                                  11,050
  Prepaid expenses and other assets   24,690                          (2,790)                                               21,900
  Net current assets of businesses
   held for disposition               39,190     $   (39,190)
    Total current assets             365,560         (39,190)        (14,650)                                              311,720

Equity and other investments in
 affiliates                          256,510                                                                               256,510
Property and equipment, net          405,300                          (2,000)                                              403,300
Goodwill                              70,020                           ---                                                  70,020
Notes receivable and other assets     47,890                           ---                                                  47,890
Net non-current assets of businesses
 held for disposition                 20,720         (20,720)
    Total assets                  $1,166,000     $   (59,910)      $ (16,650)                                           $1,089,440

LIABILITIES and SHAREHOLDERS' EQUITY
Current Liabilities:
  Accounts Payable                $   73,160                       $  (4,190)                                           $   68,970
  Accrued liabilities                 94,220     $    27,130           3,840                                               125,190
  Current portion of long-term
     debt                              2,550                                                                                 2,550
    Total current liabilities        169,930          27,130            (350)                                              196,710

Long-term debt                       448,740         (95,060)        (16,300)           $    280,000                       617,380
Deferred income taxes and other
 long-term liabilities               135,600           8,020           ---                                                 143,620
    Total liabilities                754,270         (59,910)        (16,650)                280,000                       957,710

Shareholders' Equity
Preferred Stock                       10,800                                                                                10,800
Common Stock                          55,390                                                 (18,000)                       37,390
Paid-In Capital                      304,850                                                (262,000)                       42,850
Retained Earnings                     37,250                                                                                37,250
Cumulative Translation Adjustments     3,440                                                                                 3,440
    Total shareholders' equity       411,730                                            $   (280,000)                      131,730
    Total liabilities and
     shareholders' equity         $1,166,000     $   (59,910)      $ (16,650)                                           $1,089,440

                                 MascoTech, Inc.
           Footnote to Pro Forma Consolidated Condensed Balance Sheet
                               as of June 30, 1996


(A)   To reflect the following:

      - the disposition of net current and non-current assets of businesses held for disposition;

      - the reduction of debt with the estimated cash proceeds (including related tax benefits) from the disposition of businesses.

(B)   To reflect the following:

      - the disposition of a MascoTech Stamping Technologies' plant not included in the transaction to divest of MascoTech Stamping Technol-ogies, Inc. in the second quarter of 1996;

      - the reduction of debt with the estimated proceeds (including related tax benefits) from the disposition of businesses.

(C)   To reflect the following:

      -     assumed notes due Masco Corporation - $151.4 million; Mr. Manoogian
            - $7.6 million; and borrowings under the Company's Revolving Credit Agreement - $121.0 million; to purchase 17 million shares of Company Common Stock and the warrant to purchase 10 million shares of Compa-ny Common Stock from Masco Corporation and 1 million shares of Company Common Stock from Mr. Manoogian, all of which were retired;

      - the related tax credit at appropriate U.S. statutory rate including state tax provision, net of federal tax benefit;

      (c)   Exhibits.  The following Exhibits are filed herewith:

            99.a Stock Purchase Agreement dated as of October 15, 1996 between Masco Corporation and MascoTech, Inc.

            99.b Stock Purchase Agreement dated as of October 15, 1996 between Richard A. Manoogian and MascoTech, Inc.

            99.c Amendment No. 1 to Corporate Services Agreement made as of October 31, 1996 between Masco Corporation and Masco-Tech, Inc.

            99.d Amendment No. 1 to Corporate Opportunities Agreement made as of October 31, 1996 between Masco Corporation and MascoTech, Inc.

            99.e Amendment No. 1 to Amended and Restated Securities Purchase Agreement made as of October 31, 1996 between Masco Corporation and MascoTech, Inc.

            99.f        Press Release dated October 16, 1996

            99.g Fourth Amendment to Credit Agreement, dated as of Octo-ber 30, 1996, by and among MascoTech, Inc., the banks party thereto, NBD, Bank, as Agent for the Banks, and Comerica Bank, The Bank of New York, Morgan Guaranty Trust Company of New York, and Nationsbank of North Carolina, N.A., as Co-Agents

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       MASCOTECH, INC.


                                       By/s/ Timothy Wadhams
                                         Timothy Wadhams
                                         Vice President -
                                         Controller and Treasurer

Date: November 13, 1996

                                  EXHIBIT INDEX


Exhibit No. Description


      99.a Stock Purchase Agreement dated as of October 15, 1996 between Masco Corporation and MascoTech, Inc.

      99.b Stock Purchase Agreement dated as of October 15, 1996 between Richard A. Manoogian and MascoTech, Inc.

      99.c Amendment No. 1 to Corporate Services Agreement made as of October 31, 1996 between Masco Corporation and MascoTech, Inc.

      99.d Amendment No. 1 to Corporate Opportunities Agreement made as of October 31, 1996 between Masco Corporation and MascoTech, Inc.

      99.e Amendment No. 1 to Amended and Restated Securities Purchase Agreement made as of October 31, 1996 between Masco Corpora-tion and MascoTech, Inc.

      99.f        Press Release dated October 16, 1996

      99.g Fourth Amendment to Credit Agreement, dated as of October 30, 1996, by and among MascoTech, Inc., the banks party thereto, NBD, Bank, as Agent for the Banks, and Comerica Bank, The Bank of New York, Morgan Guaranty Trust Company of New York, and Nationsbank of North Carolina, N.A., as Co-Agents